SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 16, 2001

                        Commission file number: 0 - 26151

                              FASHIONMALL.COM, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                                  No. 06 - 1544139
  (State of Incorporation)              (I.R.S Employer Identification Number)

                               575 Madison Avenue
                            New York, New York 10022
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                (212) 891 - 6064

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS
         --------------------------------------------


Fashionmall.com, Inc. (the "Company" ) is filing this report on Form 8 - K to report a change in certifying accountants with the firm of Arthur Andersen LLP being replaced by BDO Seidman LLP effective August 9, 2000.

        (a)  The following sets forth the information required by item 304 (a)
             (1) of Regulation S - B:

             (i) On August 9, 2000, Arthur Andersen LLP was dismissed as the Company's principal accountant.

             (ii) Arthur Andersen LLP reports on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

             (iii) The decision to change accountants was approved by the Company's Board of Directors.

             (iv) During the Company's two most recent fiscal years and subsequent interim principles periods, there were no disagreements with Arthur Anderson LLP on any matter of accounting or practices, financial statement disclosures or audit scope or procedure.

             (v) During the Company's two most recent fiscal years and subsequent interim periods, there have occurred none of the "reportable events" listed in Item 304 (a) (1) (v) (A - D) of Regulation S - B.

        (b) The Company has received from Arthur Andersen LLP the letter required by item 304 (a) (3) of Regulation S - B.

        (c)  The following sets forth the information required by Item 304 (a)
             (2) of Regulation S - B.

             The Company has retained BDO Seidman LLP as its principal accountants effective August 9, 2000.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS
         --------------------------------------------------------

99.1     Letter from Arthur Andersen LLP

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                                   SIGNATURES
                               -------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        FASHIONMALL.COM, INC.


                                                   By:  /s/  Benjamin Narasin
                                                        -----------------------
                                                             Benjamin Narasin
                                                             President and CEO



                                                        Date:  May 16, 2001